Exhibit 10.7

AMENDMENT NO. 3 TO AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT

This AMENDMENT NO. 3 TO AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT, dated as of December 8, 2021 (this “Third Amendment”), is entered into among MISTER CAR WASH HOLDINGS, INC., a Delaware corporation (the “Borrower”), HOTSHINE INTERMEDIATECO, INC., a Delaware corporation (“Holdings”), the other Guarantors party hereto, JEFFERIES FINANCE LLC (“Jefferies”), as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent”) under the Credit Agreement referred to below, the 2021 Incremental Term Lenders (as defined below), and the other parties party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, Holdings, the Administrative Agent, the Collateral Agent, the Lenders from time to time party thereto and the other parties from time to time party thereto have entered into that certain Amended and Restated First Lien Credit Agreement, dated as of May 14, 2019 (as amended by that certain Amendment No. 1 to Amended and Restated First Lien Credit Agreement, dated as of February 5, 2020 and that certain Amendment No. 2 to Amended and Restated First Lien Credit Agreement, dated as of June 4, 2021, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Third Amendment, the “Credit Agreement”);

WHEREAS, pursuant to, and in accordance with, Section 2.16 of the Credit Agreement, the Borrower, Holdings, the Administrative Agent and the 2021 Incremental Term Lenders (as defined below) wish to amend the Existing Credit Agreement to enable the Borrower to establish an Incremental Term Facility (the “2021 Incremental Term Facility”), pursuant to which the Borrower has requested that the lenders listed on the signature pages hereto as “2021 Incremental Term Lenders” (the “2021 Incremental Term Lenders”) make Incremental Term Loans to the Borrower on the Third Amendment Funding Date (as defined below) in an aggregate principal amount of $290,000,000 (the “2021 Incremental Term Loans” and the Incremental Term Loan Commitments in respect thereof, the “2021 Incremental Term Loan Commitments”), which (a) will be added to (and form part of) the existing Class of Initial Term Loans and (b) will be used, together with cash of the Borrower and any Revolving Loans borrowed on the Third Amendment Funding Date, to fund the Acquisition (as defined below);

WHEREAS, Jefferies has agreed to act as lead arranger and bookrunner (the “Third Amendment Lead Arranger”) in arranging this Third Amendment, which the Borrower and Holdings acknowledge hereby;

WHEREAS, the Borrower intends to, directly or indirectly, consummate, pursuant to that certain Equity Purchase Agreement, dated as of December 8, 2021 (the “Acquisition Agreement”), by and among the Buyer (as defined therein), the Acquired Targets (as defined therein), the Sellers (as defined therein) and the other parties thereto, a Permitted Acquisition (the “Acquisition” and the Person or business acquired pursuant to such Permitted Acquisition, the “Target”) on the Third Amendment Funding Date;

WHEREAS, as contemplated by Section 2.16 of the Credit Agreement, (a) the parties hereto have agreed, subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, to amend certain terms of the Existing Credit Agreement as hereinafter provided to give effect to the establishment of the 2021 Incremental Term Loan Commitments and the incurrence of the 2021 Incremental Term Loans and (b) this Third Amendment shall constitute an Incremental Amendment;

WHEREAS, each 2021 Incremental Term Lender is prepared to provide, severally and not jointly, 2021 Incremental Term Loans in an aggregate principal amount for such 2021 Incremental Term Lender equal to its 2021 Incremental Term Loan Commitment set forth on Schedule 1 hereto (the “2021 Incremental Term Loan Schedule”), subject to the terms and conditions set forth herein; and

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:

Section 1. Rules of Construction.

The rules of construction specified in Sections 1.02 through 1.09 of the Credit Agreement shall apply to this Third Amendment, mutatis mutandis, including the terms defined in the preamble and recitals hereto.

Section 2. 2021 Incremental Term Loans.

(a) Pursuant to Section 2.16 of the Credit Agreement, each 2021 Incremental Term Lender, severally and not jointly (i) shall on the Third Amendment Effective Date, have a 2021 Incremental Term Loan Commitment that is equal to the amount set forth next to its name on the 2021 Incremental Term Loan Schedule and (ii) agrees, upon the satisfaction of the conditions in Section 7 of this Third Amendment, to make 2021 Incremental Term Loans to, and in the amount requested by, the Borrower on the Third Amendment Funding Date in a principal amount not to exceed its respective 2021 Incremental Term Loan Commitment, in accordance with this Third Amendment and the Credit Agreement; provided, that any 2021 Incremental Term Loan may be funded by any Affiliate of such 2021 Incremental Term Lender that is an Eligible Assignee under the Credit Agreement. The borrowing of the 2021 Incremental Term Loans will be subject solely to the satisfaction of the conditions precedent set forth in Section 7 hereof.

(b) The full amount (or such lesser amount requested by the Borrower) of the 2021 Incremental Term Loans shall be borrowed by the Borrower, at the election of the Borrower, in a single drawing on the Third Amendment Funding Date and amounts paid or prepaid in respect of the 2021 Incremental Term Loans may not be reborrowed. The 2021 Incremental Term Loans (i) shall be added to, and thereafter constitute a part of, the existing Class of Initial Term Loans and (ii) shall have terms that are identical (including with respect to interest rates (including Applicable Rates and any interest rate floors), amortization, assignments, voting, voluntary prepayment terms and mandatory prepayment terms) to the terms applicable to the Initial Term Loans outstanding on the date hereof, as set forth in the Credit Agreement. In accordance with Section 2.09(a) of the Existing Credit Agreement, the 2021 Incremental Term Loans and the Initial Term Loans outstanding on the date hereof shall, as of the Third Amendment Funding Date, be subject to the scheduled amortization set forth in Section 3(a)(v) hereto with the remaining outstanding principal amount due and payable in full on the Maturity Date for the existing Class of Initial Term Loans (which shall also be the Maturity Date for the 2021 Incremental Term Loans). Notwithstanding anything herein to the contrary, the initial Interest Period for the 2021 Incremental Term Loans will be coterminous with the then-existing Interest Period applicable to the Initial Term Loans (and if there are multiple then-existing Interest Periods, the 2021 Incremental Term Loans shall be allocated on a pro rata basis to each such Interest Period).

(c) The 2021 Incremental Term Lenders, the Administrative Agent and the Loan Parties party hereto agree that this Third Amendment shall constitute an “Incremental Amendment” pursuant to and in accordance with Section 2.16 of the Credit Agreement.

(d) Immediately upon the incurrence of the 2021 Incremental Term Loans on the Third Amendment Funding Date, (i) the 2021 Incremental Term Loans shall constitute a single Class of Term Loans with the Initial Term Loans and shall be part of the Initial Term Loans, (ii) subject to any amendments to the terms hereof in accordance with Section 9(a), the 2021 Incremental Term Loans shall be assigned the same CUSIP as the Initial Term Loans, (iii) the 2021 Incremental Term Loans will mature on the Maturity Date applicable to the Initial Term Loans made on the Closing Date and (iv) the 2021 Incremental Term Loans shall constitute “Initial Term Loans” for all purposes under, and subject to the provisions of, the Loan Documents.

(e) The 2021 Incremental Term Loan Commitment of each 2021 Incremental Term Lender shall automatically terminate upon the funding of any portion of the 2021 Incremental Term Loans on the Third Amendment Funding Date.

(f) The 2021 Incremental Term Loans will be used, together with cash on hand of the Borrower and any Revolving Loans borrowed on the Third Amendment Funding Date, (i) to fund the Acquisition and finance the related transactions as contemplated by the Acquisition Agreement, (ii) to finance the repayment of third-party credit facilities that constitute Borrowed Indebtedness (as defined in the Acquisition Agreement) of the Target (and termination of commitments thereunder and release of guarantees, liens and security interests thereto) (the “Refinancing”) and (iii) to pay fees, costs and expenses related hereto and thereto.

(g) The Borrower agrees to pay to each 2021 Incremental Term Lender on the Third Amendment Funding Date, as fee compensation for the funding of such 2021 Incremental Term Lender’s 2021 Incremental Term Loans, a closing fee (the “Third Amendment Closing Fee”) in an amount as shall have been separately agreed upon in writing between the Borrower and the Third Amendment Lead Arranger. Such Third Amendment Closing Fee will be in all respects fully earned, due and payable on the Third Amendment Funding Date and non-refundable and non-creditable thereafter and such Third Amendment Closing Fee shall be netted against the 2021 Incremental Term Loans (and, at the discretion of the Third Amendment Lead Arranger, shall take the form of OID) made by such 2021 Incremental Term Lender.

Section 3. Effective date Amendments to Credit Agreement.

(a) Subject to the satisfaction of the conditions set forth in Section 6 hereof, the Existing Credit Agreement is hereby amended on the Third Amendment Effective Date as follows:

(i) Section 1.01 of the Existing Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

““2021 Incremental Term Lenders” has the meaning provided in the Third Amendment.”

““2021 Incremental Term Loans” has the meaning provided in the Third Amendment.”

““2021 Incremental Term Loan Commitments” has the meaning provided in the Third Amendment.”

““First Prepayment Date” means such date that is the 46th day following the Third Amendment Funding Date.”

““Third Amendment” means that certain Amendment No. 3 to this Agreement, dated as of the Third Amendment Effective Date, among Holdings, the Borrower, the Administrative Agent, the Collateral Agent and the 2021 Incremental Term Lenders.”

““Third Amendment Acquisition Agreement Representations” means such of the representations and warranties made by or with respect to the Acquired Target in the Acquisition Agreement to the extent the breach of such representations and warranties is material to the interests of the Lenders (in their capacities as such), and that the Borrower or the Borrower’s Affiliates have the right to terminate its or their obligations under the Acquisition Agreement or otherwise decline to close the Acquisition as a result of such breach or any such representations not being accurate.”

““Third Amendment Effective Date” means December 8, 2021.”

““Third Amendment Funding Date” has the meaning provided in the Third Amendment.”

(ii) The definition of “Initial Term Loan Commitment” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Initial Term Loan Commitment” means, as to each Lender, (I) prior to the Third Amendment Effective Date, its obligation to make an Initial Term Loan (other than a Delayed Draw Term Loan) to the Borrower hereunder on the Closing Date, expressed as an amount representing the maximum principal amount of such Initial Term Loans to be made by such Lender under this Agreement, and (II) on or after the Third Amendment Effective Date, its obligation to make a 2021 Incremental Term Loan to the Borrower hereunder on the Third Amendment Funding Date, expressed as an amount representing the maximum principal amount of such 2021 Incremental Term Loans to be made by such Lender under the Third Amendment, in each case, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Assumption, (ii) a Refinancing Amendment or (iii) an Extension. The initial amount of each Lender’s Initial Term Loan Commitment is set forth on Schedule 2.01 under the caption “Initial Term Loan Commitment” or, otherwise, in the Assignment and Assumption, Refinancing Amendment or Incremental Amendment (including the Third Amendment) pursuant to which such Lender shall have assumed its Initial Term Loan Commitment, as the case may be. The aggregate amount of the Initial Term Loan Commitments as of the Closing Date is $800,000,000. The aggregate amount of the 2021 Incremental Term Loan Commitments as of the Third Amendment Effective Date is $290,000,000.”

(iii) The definition of “Loan Documents” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Loan Documents” means collectively, (a) this Agreement, (b) the First Amendment, (c) the Second Amendment, (d), the Third Amendment, (e) the Notes, (f) any Refinancing Amendment, Incremental Amendment or Extension Amendment, (g) the Guaranty, (h) the Collateral Documents, (i) the Intercreditor Agreement (if any) and (j) the Global Intercompany Note.

(iv) The definition of “Lead Arrangers” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Lead Arrangers” means (a) Jefferies Finance, BMOCM, UBS and Nomura, for the Initial Term Loans and (b) Jefferies Finance, for the 2021 Incremental Term Loans.

(v) Section 2.07(a)(i)(D) of the Existing Credit Agreement is hereby amended by adding the following after the reference therein to “if applicable”:

“; notwithstanding anything herein to the contrary, none of the Initial Term Loans, Delayed Draw Term Loans or the 2021 Incremental Term Loans may be prepaid at the option of the Borrower prior to the First Prepayment Date”

(vi) Section 2.09(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) (i) the 2021 Incremental Term Loans shall not require any scheduled amortization payments prior to the Maturity Date therefor; provided that this clause (i) shall be amended, as it relates to any then-existing tranche of Term Loans to increase the amortization with respect thereto, in connection with the Borrowing of any Incremental Term Loans that constitute Pari Passu Lien Debt if and to the extent necessary so that such Incremental Term Loans and the applicable existing Term Loans form the same Class of Term Loans and to the extent possible, a “fungible” tranche, in each case, without the consent of any party hereto, and (z) such amendments shall not decrease any amortization payment to any Lender that would have otherwise been payable to such Lender prior thereto, and (ii) the Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the Maturity Date for each Class of Term Loans, the aggregate principal amount of all such Term Loans outstanding on such date.”

Section 4. Reference to and Effect on the Credit Agreement.

On and after the Third Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Third Amendment, (ii) all references in the Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Credit Agreement, as modified hereby, (iii) each 2021 Incremental Term Lender shall constitute a “Lender” under and as defined in the Credit Agreement and (iv) the 2021 Incremental Term Loan Commitments shall constitute a “Term Loan Commitment,” in each case, under and as defined in the Credit Agreement. On and after the Third Amendment Effective Date, this Third Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

Section 5. Representations & Warranties.

The Borrower hereby represents and warrants to the 2021 Incremental Term Lenders and the Administrative Agent on and as of the Third Amendment Funding Date, that:

(a) no Specified Event of Default has occurred and is continuing (immediately prior to giving effect to the incurrence of the 2021 Incremental Term Loans) or would result from the incurrence of the 2021 Incremental Term Loans; and

(b) the Specified Representations are true and correct in all material respects (except for any Specified Representations that are already qualified by materiality, which Specified Representations are true and correct in all respects), immediately prior to, and after giving effect to, the incurrence of the 2021

Incremental Term Loans, except to the extent that such Specified Representations specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except for Specified Representations that are already qualified by materiality, which Specified Representations are true and correct in all respects).

Section 6. Conditions Precedent to effectiveness. This Third Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) when the conditions set forth in this Section 6 shall have been satisfied (or waived by the 2021 Incremental Term Lenders) in accordance with the Credit Agreement:

(a) The Administrative Agent shall have received the following, in each case in form and substance reasonably satisfactory to the Administrative Agent, the 2021 Incremental Term Lenders:

(i) counterparts of this Third Amendment executed by the Borrower, Guarantors, the Administrative Agent and the 2021 Incremental Term Lenders;

(ii) a customary opinion from each of (A) Latham & Watkins LLP, with respect to matters of New York, Delaware and California law and (B) Gordon Rees Scully Mansukhani, LLP, with respect to matters of Arizona law;

(iii) a certificate attesting to the Solvency of the Borrower and its Subsidiaries, on a consolidated basis, from the chief financial officer (or officer with equivalent duties) of the Borrower (after giving effect to the Acquisition, the incurrence of 2021 Incremental Term Loans and any Revolving Loans on the Third Amendment Funding Date and the application of the proceeds therefrom), substantially in the form of the Solvency Certificate furnished on the Closing Date; and

(iv) the following:

i. a customary certificate of a Responsible Officer of each Loan Party dated the Third Amendment Effective Date and certifying (A) that either (x) attached thereto is a copy of the Organization Documents of each Loan Party or (y) certifying that there has been no change to such Organization Documents since last delivered to the Administrative Agent, (B) that attached thereto is a true and complete copy of resolutions or other action authorizing the execution, delivery and performance of this Third Amendment and any other document delivered in connection herewith, (C) to the extent not previously delivered to the Administrative Agent (and unchanged since such delivery), as to the incumbency of each Loan Party evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Third Amendment or any other document delivered in connection herewith on behalf of such Loan Party and (D) good standing certificates for each Loan Party from such Loan Party’s jurisdiction of formation or organization; and

ii. a customary certificate of another Responsible Officer as to the incumbency and signature of the secretary or assistant secretary executing the certificate delivered pursuant to clause (i) above;

(b) a certificate of a Responsible Officer of the Borrower, demonstrating in reasonable detail a calculation of the Incremental Amount after giving effect to the incurrence of the 2021 Incremental Term Loans, the Acquisition and the other transactions contemplated hereby the on a Pro Forma Basis;

(c) [reserved]; and

(d) the 2021 Incremental Term Lenders shall have received, at least three (3) Business Days prior to the Third Amendment Effective Date, (i) all documentation and other information about the Borrower and the other Loan Parties required by bank regulatory authorities in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a customary FinCEN beneficial ownership certificate as required by the Beneficial Ownership Regulation with respect to the Borrower (or, to the extent that the Borrower has previously provided such certificate to the 2021 Incremental Term Lenders, confirmation in writing to the Administrative Agent that no change to its beneficial ownership has occurred since the date of such previously provided certificate).

Section 7. conditions precedent to funding. The funding of the 2021 Incremental Term Loans shall not occur until the date (the “Third Amendment Funding Date”) on which each of the following conditions precedent shall have been satisfied or waived by the Administrative Agent; provided that (i) the 2021 Incremental Term Loans shall be funded on the Third Amendment Funding Date and (ii) if the Third Amendment Funding Date has not occurred by the Termination Date (as defined in the Acquisition Agreement), the 2021 Incremental Term Loan Commitments shall be automatically reduced to zero and terminated as of 11:59 p.m., New York City time, on the Termination Date (as defined in the Acquisition Agreement):

(a) the Borrower shall have delivered to the Administrative Agent an executed Committed Loan Notice with respect to the 2021 Incremental Term Loans not later than (A) 1:00 p.m. (New York City time) three Business Days prior to the Third Amendment Funding Date for any Borrowing of Eurodollar Rate Loans and (B) 12:00 noon (New York City time) one Business Day prior to the Third Amendment Funding Date for any Borrowing of Base Rate Loans;

(b) the Borrower shall have delivered to the Administrative Agent confirmation (in the form of an officer’s certificate) that:

(i) the Acquisition shall have been or shall be consummated pursuant to the Acquisition Agreement in all material respects substantially concurrently with the funding of the 2021 Incremental Term Loans; and

(ii) since the Third Amendment Effective Date, the Acquisition Agreement has not been amended, supplemented, waived or modified pursuant to its terms in a manner that is materially adverse to the 2021 Incremental Term Lenders, in their respective capacities as such, without the consent of the 2021 Incremental Term Lenders (such consent not to be unreasonably withheld, conditioned or delayed); provided that each 2021 Incremental Term Lender shall be deemed to have consented to such amendment, supplement, waiver or modification unless it shall object in writing thereto within five business days of being notified or otherwise becoming aware of such amendment, waiver or modification; provided further, that (i) an amendment, supplement, waiver or modification of the Acquisition Agreement that has the effect of reducing the purchase price thereunder be deemed not to be materially adverse to the interests of the 2021 Incremental Term Lenders and any such reduction will be allocated to reduce the 2021 Incremental Term Loans of the 2021 Incremental Term Lenders on a pro rata basis, (ii) an amendment, supplement, waiver or modification of the Acquisition Agreement that has the effect of increasing the purchase price thereunder will be deemed not to be materially adverse to the 2021 Incremental Term Lenders if such increase is not funded with indebtedness for borrowed money incurred on the 2021 Incremental Term Lenders and (iii) any change to, or waiver with respect to, the definition of “Material Adverse Effect” contained in the Acquisition Agreement (as in effect on the date hereof) or the “Xerox” provisions of the Acquisition Agreement will be deemed to be materially adverse to the interests of the 2021 Incremental Term Lenders;

(c) confirmation from the Borrower (in the form of an officers certificate) that the Refinancing either (i) has been consummated or (ii) will be consummated substantially concurrently with the initial borrowing under the 2021 Incremental Term Loans; it being agreed that the Refinancing may be consummated with the proceeds of the initial funding of the 2021 Incremental Term Loans;

(d) since the Third Amendment Effective Date, there shall not have occurred a Material Adverse Effect (as defined in the Acquisition Agreement) that would result in the failure of a condition precedent to the Borrower’s obligation to consummate the Acquisition under the Acquisition Agreement or that would give the Borrower the right (taking into account any notice and cure provisions) to terminate its obligations pursuant to the terms of the Acquisition Agreement;

(e) the 2021 Incremental Term Lenders will have received an unaudited pro forma consolidated balance sheet and related pro forma income statement of the Borrower and its Subsidiaries as of and for the twelve month period ending as of September 30, 2021, giving effect to the transactions contemplated hereby (including the Acquisition and the incurrence of the 2021 Incremental Term Loans) as if such transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of the income statement), it being agreed that such pro forma financial statements need not comply with Regulation S-X under the U.S. Securities Act of 1933, as amended, or include purchase accounting adjustments;

(f) The Third Amendment Acquisition Agreement Representations and the representations and warranties in Section 5 hereof, in each case, shall be true and correct as of the Third Amendment Funding Date, and the Administrative Agent shall have received a certificate, in form and substance reasonably satisfactory to the Administrative Agent, 2021 Incremental Term Lenders, dated as of the Third Amendment Funding Date and signed by a Responsible Officer of the Borrower, certifying the foregoing;

(g) the Administrative Agent shall have received on or before the Third Amendment Funding Date, in each case which amounts may, at the Borrower’s option, be offset against the proceeds of the 2021 Incremental Term Loans, (i) all fees required to be paid by the Borrower on the 2021 Incremental Term Loans pursuant to the Engagement Letter, dated as of the Third Amendment Effective Date, by and among the Third Amendment Lead Arrangers and the Borrower (the “Engagement Letter”), and (ii) all expenses required to be paid by the Borrower pursuant to Section 11.04 of the Existing Credit Agreement and/or the Engagement Letter, in each case for which invoices have been presented to the Borrower at least three (3) Business Day prior to the Third Amendment Funding Date; and

(h) the initial funding of the 2021 Incremental Term Loans will not occur prior to December 21, 2021.

Section 8. Reaffirmation.

By executing and delivering this Third Amendment, (i) the Borrower and each other Loan Party hereby agrees that all Loans (including, without limitation, the 2021 Incremental Term Loans made available on the Third Amendment Funding Date) shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof, and (ii) the Borrower and each other Loan Party hereby

(A) reaffirms its prior grant and the validity of the Liens granted by it pursuant to the Collateral Documents, (B) agrees that after giving effect to this Third Amendment and the Third Amendment Funding Date, the Guaranty and the Liens created pursuant to the Collateral Documents for the benefit of the Secured Parties (including, without limitation, the 2021 Incremental Term Lenders) continue to be in full force and effect and (C) affirms, acknowledges and confirms its guarantee of obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party and the pledge of and/or grant of security interest in its assets as Collateral to secure the Obligations under the Credit Agreement, in each case after giving effect to this Third Amendment and the Third Amendment Funding Date, all as provided in such Loan Documents, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, each as amended hereby, including the 2021 Incremental Term Loans (including, without limitation, the Obligations with respect to the 2021 Incremental Term Loans), in each case after giving effect to this Third Amendment and the Third Amendment Funding Date.

Section 9. Miscellaneous Provisions.

(a) Amendments. No amendment or waiver of any provision of this Third Amendment shall be effective unless in writing signed by each party hereto and as otherwise required by Section 11.01 of the Credit Agreement; provided, notwithstanding anything to the contrary herein or in the Credit Agreement, prior to the First Prepayment Date, this Third Amendment may be amended by only the Borrower and the Administrative Agent in accordance with the terms of the Engagement Letter to the extent this Third Amendment, after giving effect to such amendment, complies with the requirements of Section 2.16(e) of the Credit Agreement and would be permitted as an Incremental Amendment.

(b) Ratification. This Third Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(c) No Novation; Effect of this Third Amendment. This Third Amendment does not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Third Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Third Amendment or any other document contemplated hereby shall be construed as a release or other discharge of Holdings or the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided herein, such obligations are in all respects continuing with only the terms being modified as provided in this Third Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified. Except as expressly set forth herein, this Third Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Third Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Each Guarantor further agrees that nothing in the Credit Agreement, this Third Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement. This Third Amendment constitutes a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(d) Governing Law; Submission to Jurisdiction, Etc. THIS THIRD AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 11.15 AND 11.16 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS.

(e) Severability. Section 11.14 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(f) Counterparts; Headings. This Third Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Third Amendment by telecopy or other electronic imaging (including in pdf. or .tif format) means shall be effective as delivery of a manually executed counterpart of this Third Amendment. The Administrative Agent may also require that signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Third Amendment.

(g) Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import this Third Amendment or any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h) Termination. In the event that the conditions precedent set forth in Section 7 hereof are not satisfied or waived by the 2021 Incremental Term Lenders on or prior to the date that is five Business Days after the Termination Date (as defined in the Acquisition Agreement as in effect on the date hereof) or, if earlier, (a) the date on which the Borrower notifies the 2021 Incremental Term Lenders in writing that the Acquisition Agreement has terminated in accordance with its terms and/or (b) the date of the consummation of the Acquisition (but not, for the avoidance of doubt, prior to the consummation thereof) with or without the funding or effectiveness of the 2021 Incremental Term Facility, then this Third Amendment, the 2021 Incremental Term Loan Commitments and undertakings of the 2021 Incremental Term Lenders hereunder, in each case will automatically terminate, unless the 2021 Incremental Term Lenders, in their sole discretion, agrees to an extension.

Section 10. Certain Tax matters.

Subject to any modification to the terms thereof after the Third Amendment Effective Date, the 2021 Incremental Term Loans shall be fungible with the Initial Term Loans for U.S. federal income tax purposes.

[Remainder of page intentionally blank; signatures begin next page]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

MISTER CAR WASH HOLDINGS, INC., as the Borrower

By:

Name:

Title:

HOTSHINE INTERMEDIATECO, INC., as Holdings

By:

Name:

Title:

CAR WASH PARTNERS, INC.

By:

Name:

Title:

CWP ASSET CORP.

By:

Name:

Title:

CWPS CORP.

By:

Name:

Title:

CWP WEST CORP.

By:

Name:

Title:

CWPU CORP.

By:

Name:

Title:

CWP MANAGEMENT CORP.

By:

Name:

Title:

CAR WASH HEADQUARTERS, INC.

By:

Name:

Title:

MCW GC, LLC

by: CAR WASH PARTNERS, INC., its manager

By:

Name:

Title:

cwp california corp.

By:

Name:

Title:

ps acquisition sub corp.

By:

Name:

Title:

prime shine, llc

By:

Name:

Title:

JEFFERIES FINANCE LLC, as Administrative Agent and Collateral Agent and 2021 Incremental Term Lender

By: Name: Title:

First Amendment to the First Lien Credit Agreement]

17713137.2

US-DOCS\103563062.6

17713137.5

US-DOCS\117829860.5 WCG - Incremental Amendment No. 1 (A&O Draft 10.5.20) WCG - Incremental Amendment No. 1 (LW Draft 10.5.20)

US-DOCS\117829860.6 WCG - Incremental Amendment No. 1 (A&O Draft 10.5.20)

US\24592416.v10

US-DOCS\123809913.6 MCW - Amendment No. 2 (Revolver Incremental and Extension) (LW Draft 5.26.21)

US\24592416.17-5/29/21

US\26920954.5-12/2/21

US\033637\00016\26920954.v9

|US-DOCS\127894707.8||

US\033637\00016\26920954.v17-12/8/21

Schedule 1

2021 Incremental Term Loan Commitments

2021 Incremental Term Lender	2021 Incremental Term Loan Commitment	Applicable Percentage
JEFFERIES FINANCE LLC	$290,000,000.00	100.00%
Total	$290,000,000.00	100.00%